EXHIBIT 99.24
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Richard J. Carbone, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Carbone	Dated as of May 28, 2019
Richard J. Carbone

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Henry Cornell, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Henry Cornell	Dated as of May 28, 2019
Henry Cornell

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Manu Sareen, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Manu Sareen	Dated as of March 11, 2020
Manu Sareen

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of March 11, 2020
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Oliver M. Goldstein, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Oliver M. Goldstein	Dated as of May 28, 2019
Oliver M. Goldstein

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Brion S. Johnson, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of May 28, 2019
Brion S. Johnson

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Emily R. Pollack, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Emily R. Pollack	Dated as of May 28, 2019
Emily R. Pollack

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Michael S. Rubinoff, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael S. Rubinoff	Dated as of May 28, 2019
Michael S. Rubinoff

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, David I. Schamis, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David I. Schamis	Dated as of May 28, 2019
David I. Schamis

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Robert W. Stein, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of May 28, 2019
Robert W. Stein

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Heath L. Watkin, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Heath L. Watkin	Dated as of May 28, 2019
Heath L. Watkin

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of May 28, 2019
Filed on Form S-1
File Numbers:

333-227375
333-227926
333-227927
333-227928
333-227929
333-227930